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                                                                      EXHIBIT 24

POWER OF ATTORNEY

     We, the undersigned officers, directors and authorized representative in the United States of SR Telecom Inc., hereby severally constitute and appoint Pierre St-Arnaud and David L. Adams, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form F-4 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable SR Telecom Inc. to comply with the provisions of the Securities Act, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SR Telecom Inc.

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

SIGNATURE                          CAPACITY                                 DATE
---------                          --------                                 ----


   /s/ Pierre St-Arnaud            Director, President and Chief            August 6, 2003
---------------------------        Executive Officer
     Pierre St-Arnaud              (Principal Executive Officer)


   /s/ David L. Adams              Senior Vice President and                August 6, 2003
---------------------------        Chief Financial Officer
      David L. Adams               (Principal Executive Officer and
                                   Principal Accounting Officer)


   /s/ John C. Charles             Director                                 August 6, 2003
---------------------------
      John C. Charles


  /s/ Constance L. Crosby          Director                                 August 6, 2003
---------------------------
    Constance L. Crosby


   /s/ J.V. Raymond Cyr            Director                                 August 6, 2003
---------------------------
      J.V. Raymond Cyr


    /s/ Paul A. Dickie             Director                                 August 6, 2003
---------------------------
      Paul A. Dickie


     /s/ Francis Fox               Director                                 August 6, 2003
---------------------------
       Francis Fox


  /s/ Lionel P. Hurtubise          Director                                 August 6, 2003
---------------------------
     Lionel P. Hurtubise


    /s/ Paul E. Labbe              Director                                 August 6, 2003
---------------------------
       Paul E. Labbe


    /s/ Nancy E. McGee             Director                                 August 6, 2003
---------------------------
       Nancy E. McGee


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